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                                     EXHIBIT 23.2






                             CONSENT OF PEAT MARWICK LLP








The Board of Directors
First Place Financial Corporation

We consent to the use of our report incorporated herein by reference.

                                        KPMG PEAT MARWICK LLP

                                        /s/ KPMG Peat Marwick LLP
                                        ------------------------------





Albuquerque, New Mexico
February 19, 1998